UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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TALEO CORPORATION
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by Taleo Corporation

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Taleo Corporation

Commission File No.: 000-51299

Overview and Frequently Asked Questions

Overview

Oracle Buys Taleo

Adds Leading Talent Management Cloud Offering to the Oracle Public Cloud

On February 9, 2012, Oracle announced that it has entered into an agreement to acquire Taleo Corporation, a leading provider of cloud-based talent management. The proposed transaction is subject to Taleo stockholder approval, certain regulatory approvals, and customary closing conditions and is expected to close mid-year 2012. Until the deal closes, each company will continue to operate independently, and it is business as usual.

Taleo’s Talent Management Cloud helps organizations attract, develop, motivate and retain human capital to improve performance and drive growth. Over 5,000 enterprises of all sizes rely on Taleo across many industries to manage their talent. Taleo’s cloud manages 15% of all US hires and is one of the world’s largest cloud deployments with nearly 16 billion transactions per year.

Together, Oracle and Taleo expect to create a comprehensive cloud offering for organizations to manage their Human Resource operations and employee careers. The combination is expected to empower employees and managers to effectively manage careers throughout their entire employment, enable organizations to retain talent and optimize costs, and improve the employee experience through faster on boarding and better collaboration with team members via social media.

Frequently Asked Questions

Can I still purchase Taleo products?

Yes. Until the transaction closes, Taleo continues to operate as a separate independent business. Please contact your existing Taleo sales representative to assist you, or visit www.taleo.com for contact information.

Should Taleo customers continue to call Taleo for customer support?

Yes. Until the transaction closes, Taleo continues to operate as a separate independent business. Taleo customers should continue to use existing Taleo customer service representatives for support, professional services and sales to address immediate and ongoing needs. We will communicate all changes and transitions that occur after the close of the transaction.

Should Taleo customers continue to contact their Taleo sales representatives?

Yes. Until the transaction closes, Taleo continues to operate as a separate independent business. Taleo customers should continue to rely on their existing relationships at Taleo.

Should Taleo partners continue to call Taleo?

Yes. Until the transaction closes, Taleo continues to operate as a separate independent business. Taleo partners should continue to use existing Taleo contacts to address immediate and ongoing needs. Oracle partners may also use their existing Oracle channels to answer any questions.

Where can I find out more information about the proposed Oracle and Taleo combination?

For more information, please visit taleo.com/oracle. Additionally, please see the below.

Additional Information and Where to Find It

Taleo plans to file with the Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement in connection with the proposed merger with Tiger Acquisition Corporation, pursuant to which Taleo would be indirectly acquired by Oracle (the “Merger”). The proxy statement will contain important information about the proposed Merger and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by Taleo through the web site maintained by the SEC at www.sec.gov, from Taleo by calling (925) 452-3120 or writing to Investor Relations at 4140 Dublin Boulevard, Suite 400, Dublin, California 94568, or by going to Taleo’s Investor Relations web site at http://ir.taleo.com/financials.cfm.

Taleo and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Taleo in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein and certain compensation arrangements based on or relating to the Merger will be included in the proxy statement described above. Additional information regarding these directors and executive officers is also included in Taleo’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 15, 2011. This document is available free of charge at the SEC’s web site at www.sec.gov, from Taleo by calling (925) 452-3120 or writing to Investor Relations at 4140 Dublin Boulevard, Suite 400, Dublin, California 94568, or by going to Taleo’s Investor Relations web site at http://ir.taleo.com/financials.cfm.

Note on Forward-Looking Statements

This Overview and Frequently Asked Questions contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including but not limited to, statements regarding the expected benefits and costs of the transaction, the plans, strategies and objectives of management for future operations, and the expected closing of the proposed Merger. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, including obtaining antitrust approvals in the U.S. and other jurisdictions, as applicable, the ability of Oracle to successfully integrate Taleo’s operations and employees, the ability to realize anticipated benefits of the proposed Merger, and such other risks as identified in Taleo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and Taleo’s most recent Quarterly Report on Form 10-Q, each as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. Taleo assumes no obligation to update any forward-looking statement contained in the subject document.